August 2022 Investor Presentation Deck

2 DISCLAIMER Forward Looking Safe Harbor Statement Certain statements contained in this presentation and in related comments by our management include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Booz Allen’s preliminary financial results, financial outlook and guidance, including forecasted revenue, Adjusted EBITDA, Diluted EPS, Adjusted Diluted EPS, future quarterly dividends, and future improvements in operating margins, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in or implied by these forward-looking statements, including those factors discussed in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2022, which can be found at the SEC’s website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Note Regarding Non-GAAP Financial Data Information Booz Allen discloses Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, and Free Cash Flow Conversion, which are not recognized measurements under accounting principles generally accepted in the United States, or GAAP, and when analyzing Booz Allen’s performance or liquidity as applicable, investors should (i) evaluate each adjustment in our reconciliation of revenue to Revenue, Excluding Billable Expenses, operating income to Adjusted Operating Income, net income attributable to common stockholders to Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income and Adjusted Diluted EPS, and net cash used in operating activities to Free Cash Flow and Free Cash Flow Conversion, and the explanatory footnotes regarding those adjustments, each as defined under GAAP, (ii) use Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted EPS in addition to, and not as an alternative to, revenue, operating income, net income attributable to common stockholders or diluted EPS as measures of operating results, each as defined under GAAP, and (iii) use Free Cash Flow and Free Cash Flow Conversion in addition to, and not as an alternative to, net cash used in operating activities as a measure of liquidity, each as defined under GAAP. The Appendix includes a reconciliation of Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, and Free Cash Flow Conversion to the most directly comparable financial measure calculated and presented in accordance with GAAP. Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen’s performance, long term earnings potential, or liquidity, as applicable, and to enable them to assess Booz Allen’s performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry. With respect to our expectations under “Financial Outlook”, "Fiscal Year 2023 Operating Cash Bridge" and "Fiscal Year 2023 ADEPS Bridge," reconciliation of Adjusted Diluted EPS guidance, Adjusted EBITDA, and Adjusted EBITDA Margin on Revenue to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict our stock price, equity grants and dividend declarations with respect to Adjusted Diluted EPS, and our net income, net interest and other expenses with respect to Adjusted EBITDA and Adjusted EBITDA Margin on Revenue, during the course of fiscal 2023. With respect to Adjusted Diluted EPS guidance, projecting future stock price, equity grants and dividends to be declared would be necessary to accurately calculate the difference between Adjusted Diluted EPS and GAAP EPS as a result of the effects of the two-class method and related possible dilution used in the calculation of EPS. Consequently, any attempt to disclose such reconciliation would imply a degree of precision that could be confusing or misleading to investors. We expect the variability of the above charges to have an unpredictable, and potentially significant, impact on our future GAAP financial results. For the same reason, a reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin on Revenue guidance for fiscal 2023 and 2025 and of Adjusted EBITDA guidance through fiscal 2025 to the closest corresponding GAAP measures are not available without unreasonable efforts on a forward-looking basis due to our inability to predict specific quantifications of the amounts that would be required to reconcile such measures.

3 20171966 COMPANY HISTORY OUR HERITAGE IS AT THE CORE OF EVERYTHING WE DO 1914 Booz Allen founded in 1914 by Edwin Booz in Chicago With over 100 years of industry leadership, Booz Allen is one of the most respected names in government contracting Hired to help U.S. Navy prepare for WWII Spun off commercial consulting business; Carlyle became majority shareholder Launched Vision 2020 Strategy— transforming the company from a consulting firm to leading solutions provider Acquired Aquilent, Inc., a digital services business 1940 2010 2013 2016 2017 Initial Public Offering Acquired Defense Systems Engineering & Support 2008 Carlyle completed ownership exit Acquired Liberty IT Solutions Awarded $1.1B BID contract by the VA Acquired Tracepoint Holdings Launched VoLT– new firmwide growth strategy 2021 Signed stock purchase agreement to acquire EverWatch Corporation1 Signed definitive agreement to divest MENA strategy consulting business1 Awarded $1.5B eMAPS2 contract—single largest TO in Company’s history 1) Please refer to Booz Allen’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2022 for more information. 2022

WHY INVEST IN BOOZ ALLEN BOOZ ALLEN HAS A 100+ YEAR HISTORY AS AN INDUSTRY LEADER 4 History of Driving Industry Leading Organic Growth Strategic organic revenue and earnings growth Growing backlog, supported by a robust pipeline and sustained win rates Strong Balance Sheet Driven by Robust Cash Generation Strong level of operating cash generation Low leverage preserves flexibility to pursue future growth opportunities Prudent Capital Deployment Strategy Growing pipeline of strategic M&A opportunities Consistent shareholder returns through sustained dividend growth and opportunistic share repurchases Leveraging Innovations to Deliver Differentiated Solutions First-mover advantage; proven industry leader with transformative capabilities (AI, cyber, 5G) Continued investment in new capabilities and solutions Relentless Focus on our Clients’ Core Missions 100+ year legacy as a trusted partner to our clients Single P&L enables operational agility to react quickly to evolving client needs Operating in Large Addressable Markets Aligned with critical modernization efforts across the federal government Operating in fundamentally strong core markets at the intersection of mission and technology

5 LEADING FROM THE TOP OUR PURPOSE, AS A FIRM, IS TO EMPOWER PEOPLE TO CHANGE THE WORLD ~29,300 employees1 ~1,000 LOCATIONS IN 25 COUNTRIES (1) As reported in Booz Allen’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2022. (2) As reported in Booz Allen’s Annual Report on Form 10-K for the fiscal year ended March 31, 2022. ~28% are Veterans ~67% have security clearances ~89% hold bachelor’s degrees ~42% hold master’s degrees ~4% hold doctoral degrees D IV ER SI TY M EA SU R ES 2 C R ED EN TI A LS 2 36% of global workforce identified as female, including 35% of senior management and 67% of executive leadership 32% of U.S. workforce identified as BIPOC, including 19% of senior management and 22% of executive leadership 32% of new employee hires globally identified as female and 38% of new employee hires in the U.S. identified as BIPOC 34% of employee departures globally identified as female and 36% of employee departures in the U.S. identified as BIPOC Horacio D. Rozanski President and Chief Executive Officer Lloyd W. Howell, Jr. Chief Financial Officer Kristine Martin Anderson Chief Operating Officer Elizabeth M. Thompson Chief People Officer Thomas Pfeifer President National Security Sector Judi Dotson President Global Defense Sector Richard Crowe President Civil Sector Nancy Laben Chief Legal Officer Susan L. Penfield Chief Technology Officer

VoLT: OUR GROWTH STRATEGY WE WILL OPERATE WITH INCREASED SPEED, AGILITY AND SCALE IN A RAPIDLY CHANGING, HIGHLY COMPETITIVE AND INCREASINGLY TECHNICAL ENVIRONMENT 6 BUILDING BLOCKS OF VoLT ACHIEVED BY • Doubling-down on innovation • Using strategic M&A and partnerships to build market positions • Making decisions closer to the needs of clients VELOCITY: GET THERE FIRST Leverage our mission knowledge to get to the future at speed and scale LEADERSHIP: TRANSFORM WITH CONVICTION Redefine mission leadership to stand apart in this new era TECHNOLOGY: DIFFERENTIATE TO WIN Put technology at the heart of the client mission to define the next generation of impact • Identifying client needs ripe for hyper- growth • Scaling businesses at the nexus of mission and technology • Using mission insights to develop solutions • Identifying, building and scaling next generation technology to transform mission

ADVANCED SOLUTIONS & CAPABILITIES WE HAVE EXPANDED BEYOND OUR MANAGEMENT CONSULTING FOUNDATION TO DEVELOP DEEP EXPERTISE IN FIELDS THAT ADDRESS OUR CLIENTS’ CORE MISSIONS 7 P R O V E N M I S S I O N S O L U T I O N S (1) ANALYTICS D I G I TA L S O L U T I O N S E N G I N E E R I N G C Y B E R C O N S U LT I N G (1) For more information on our functional service offerings, please refer to our Form 10-K for the fiscal year ended March 31, 2022.

BROAD CUSTOMER BASE WE SERVE A BROAD CUSTOMER BASE THAT SPANS ACROSS THE U.S. GOVERNMENT AND COMMERCIAL MARKETS 8 + Commercial: Financial Services, Health and Life Sciences, Energy, and Technology + International GLOBAL COMMERCIAL, 3% + U.S. Intelligence Agencies: National Security Agency, National Geospatial- Intelligence Agency, National Reconnaissance Office + Military Intelligence Agencies: Defense Intelligence Agency, Service Intelligence Centers, Intelligence Surveillance Reconnaissance Units INTELLIGENCE, 19% + Aerospace: Air Force, Space Force, NASA + Army + Joint Combatant Commands + Navy/Marine Corps DEFENSE, 47% CIVIL, 31% + Homeland Security + Health & Human Services + Justice + Treasury + Veterans Affairs Broad Customer Base(1) (1) All percentages of revenue are approximate; exact percentages of revenue are reported in our Form 10-K for the fiscal year ended March 31, 2022.

9 $569 $935 9.8% 11.2% FY17 FY22 STRONG FINANCIAL RETURNS WE HAVE A PROVEN TRACK RECORD OF STRONG FINANCIAL PERFORMANCE $5.8 $8.0 FY17 FY22 6.7% CAGR Returning to Industry-Leading Organic Growth ($ in billions) Sustained Adjusted EBITDA & Margin Expansion ($ in millions) Organic Revenue Growth(1) Strong Cash Flow Generation ($ in millions) 103.4 114.2 146.6 181.1 209.1 269.6 250.0 186.6 318.1 419.319.1 72.2 865.5 FY18 FY19 FY20 FY21 FY22 Quarterly Dividends Share Repurchases M&A $333 $571 $364$392 $1,494 Significant Capital Deployment ($ in millions)(1)(3) $369.1 $499.6 $551.4 $718.7 $736.5 99% 103% 94% 117% 116% FY18 FY19 FY20 FY21 FY22 (1) As reported in our Forms 10-K for fiscal years ended March 31, 2018, 2019, 2020, 2021 and 2022; totals may not sum due to rounding. (2) A reconciliation of non-GAAP financial measures can be found in the Appendix. (3) Total amount of capital deployed for fiscal 2022 does not include ~$2 million in applicable fees related to our acquisition of Tracepoint. 10.4% CAGR ($) +140 bps (%) Adjusted EBITDA(1)(2) Adjusted EBITDA Margin(1)(2) Operating Cash Flow(1)(2) Free Cash Flow Conversion(1)(2)

CAPITAL DEPLOYMENT: FY22 IN REVIEW OUR DEPLOYMENT PRIORITIES FOLLOW A DISCIPLINED, OPPORTUNISTIC APPROACH THAT MAXIMIZES NEAR- AND LONG-TERM SHAREHOLDER VALUE 10 $B Quarterly Dividends Sustained strong annual dividend growth since 2013 Strategic Acquisitions(2) Strategic investments to fuel growth Share Repurchases Capital Expenditures • ~$209M in quarterly dividends • 9th consecutive fiscal year of a double- digit increase in our quarterly dividend • ~33% historical dividend payout ratio(1) • ~$12M through strategic acquisitions (Synthetaic AI, Reveal Technology, Inc. and Latent AI) • ~$853M through the acquisition of Liberty and Tracepoint • ~$419M in share repurchases • Opportunistically look for periods where shares trade below market value; balance with other capital needs • Focused investments in IP/IC to help deliver differentiated mission solutions • Ongoing investment to support a telework-first posture Opportunistic share buybacks, based on changing economic conditions and market performance Driving growth through strategic investments in our infrastructure We remain committed to a balanced capital allocation strategy to maximize long-term shareholder value In FY22, we deployed ~$1.49B(1) through a mix of quarterly dividends, strategic M&A, share repurchases and reinvestments in required CapEx (1) As measured over a five-year period. (2) Total amount of capital deployed in FY22 does not include ~$2M in applicable fees related to our acquisition of Tracepoint.

11 OUTPERFORMING THE MARKET DRIVING LONG-TERM SHAREHOLDER VALUE THROUGH STRONG FINANCIAL PERFORMANCE AND PRUDENT CAPITAL MANAGEMENT 66% 26% 4% 170% 59% 11% 5-year 3-year 1-year Booz Allen Defense Services Total Shareholder Returns vs. Core Peers One-, Three- and Five-Year Periods(1) 170% 108% 158% Booz Allen Russell 1000 Index S&P Software and Services Select Industry Index Total Shareholder Returns vs. Broader Indexes Five-Year Period(1) (1) As of March 31, 2022. Core peers include: CACI, LDOS, MANT, and SAIC.

12 STRONG BACKLOG AND CONTRACT- LEVEL PERFORMANCE DEMONSTRATES THE STRENGTH OF OUR VALUE PROPOSITION AND CORE CAPABILITIES 2,685 3,436 3,415 3,510 3,710 4,161 3,687 4,518 6,086 9,925 9,174 12,198 12,796 14,436 15,612 FY18 FY19 FY20 FY21 FY22 Funded Unfunded Priced Options 16,020 19,321 20,729 24,032 29,247 Historical Backlog(1)(2) ($ in millions) (1) As reported in our Forms 10-K for the fiscal years ended March 31, 2018, 2019, 2020, 2021 and 2022. (2) Backlog presented as of March 31, 2022; includes backlog acquired from acquisitions made during fiscal 2022, which was approximately $2.6 billion as of March 31, 2022. 1.39x 1.49x 1.19x 1.42x 1.36x FY18 FY19 FY20 FY21 FY22 Historical Book-to-Bill LTM Book-to-Bill Ratios

13 GOVERNANCE 23,700 metric tons CO2e in total greenhouse gas emissions (down from 96,400 in FY20)(1) Achieved goals set in 2015 to reduce Scope 2 emissions by 15% well ahead of schedule Committed to set science-based targets through the Science Based Targets initiative Joined Business Ambition for 1.5°C Campaign, committing to set targets aligned with a net-zero future 67% of our executive leadership are women and 22% are BIPOC(2) SOCIAL ENVIRONMENT 67% of our employees hold security clearances(2) Engaged communities with >$3M in charitable contributions and >$1.7M in pro bono client service(1) Employees engaged in our culture of feedback with >180,000 performance- related discussions(1) 73% of the members of our Board of Directors are women and/or people of color(3) Board Diversity policy ensures diverse candidates among new director pools ESG and cybersecurity are each subject to chartered oversight by Board of Directors ESG/Sustainability performance is considered as a factor in executive compensation BOOZ ALLEN ESG AT A GLANCE ENVIRONMENTAL, SOCIAL, GOVERNANCE IMPACT SUPPORTS LONG-TERM RESILIENCE (1) As reported in our 2021 ESG Impact Report. (2) As reported in our 10-K for the fiscal year ended March 31, 2022. (3) As of March 31, 2022.

FIRST QUARTER FISCAL 2023 FINANCIAL RESULTS & FISCAL 2023 OUTLOOK

15 KEY FINANCIAL RESULTS FIRST QUARTER FISCAL YEAR 2023 RESULTS (1) Comparisons are to prior fiscal year period. FIRST QUARTER (1) Revenue $2.2 billion +13.1% Revenue, Excluding Billable Expenses $1.6 billion +9.9% Adjusted EBITDA $253 million +6.1% Adjusted EBITDA Margin on Revenue 11.2% (6.2)% Net Income $138 million +49.9% Adjusted Net Income $151 million +3.4% Diluted EPS $1.03 +53.7% Adjusted Diluted EPS $1.13 +5.6% Net Cash (Used In) Operating Activities $(46) million (328.0)%

16 FINANCIAL OUTLOOK REAFFIRMING FULL YEAR FISCAL 2023 GUIDANCE OPERATING PERFORMANCE Total Revenue Growth(1) 5.0 - 9.0% Adjusted EBITDA $950 - $1,000 million Adjusted EBITDA Margin on Revenue Mid-to-High 10% Adjusted Diluted EPS(2) $4.15 - $4.45 Net Cash Provided by Operating Activities(3) $850 – $950 million (1) Approximately 1% of the targeted growth in revenue is from Tracepoint and Liberty. (2) Assumes an effective tax rate of 23–25%; average diluted shares outstanding of 131–133 million, and interest expense of $108-117 million. (3) Excludes approximately $550 million of cash taxes we expect to pay in fiscal 2023, as detailed on Slide 17.

17 FISCAL YEAR 2023 OPERATING CASH BRIDGE (1) Totals may not sum due to rounding. (2) Adding back fiscal year 2022 cash tax payments to show an equal comparison to fiscal year 2023 Operating Cash Flow before cash tax payments. (3) Reflects the expected impact of the midpoints of fiscal 2023 Adjusted EBITDA range of $950-1,000 million, interest expense range of $108-117 million, and effective tax rate range of 23-25 percent. (4) We expect to receive offsetting refunds associated with these strategic tax planning initiatives in the future. (5) Reflects the company's estimate of cash to be paid in fiscal 2023 based upon current tax obligations relating to research and development expenditures. OPERATING CASH BRIDGE FROM FISCAL 2022 TO FISCAL 20231 FY22 Operating Cash $737 million FY22 Net Cash Paid for Income Taxes2 $(127) million Adjusted EBITDA Growth3 ~$15 – $65 million Interest Expense3 ~$(16) million Net Changes in Working Capital ~$(14) – $37 million FY23 Operating Cash Excluding Net Cash to be Paid for Income Taxes $850 - $950 million Effective Tax Rate3 ~$(200) million Tax Law Changes & Strategic Planning4 ~$(200) million Section 1745 ~$(150) million FY23 Operating Cash $300 - $400 million

18 FISCAL YEAR 2023 ADEPS BRIDGE ADEPS BRIDGE FROM FY22 TO FY23 FY22 ADEPS $4.21 5 – 9% Revenue Growth ~$0.28 – $0.48 Mid-to-High 10% Adjusted EBITDA Margin ~$(0.20) – $(0.10) FY23 Operational ADEPS $4.29 – $4.59 Depreciation and Amortization1 ~$(0.02) Interest Expense2 ~$(0.10) Income Tax Expense3 ~$(0.05) Other Below-the-Line Items4 ~$0.05 FY23 ADEPS $4.15 – $4.45 (1) Reflects the incremental increase in depreciation and amortization related to investments in infrastructure and technology. (2) Reflects the midpoint of the fiscal 2023 estimated interest expense range as compared to fiscal 2022 results. (3) Reflects the midpoint of the fiscal 2023 estimated effective tax rate range as compared to fiscal 2022 results. (4) Reflects the estimated interest income and lower average diluted shares outstanding from fiscal 2022 to fiscal 2023.

FY2023 – FY2025 INVESTMENT THESIS

20

APPENDIX

22 NON-GAAP FINANCIAL INFORMATION • "Revenue, Excluding Billable Expenses" represents revenue less billable expenses. We use Revenue, Excluding Billable Expenses because it provides management useful information about the Company's operating performance by excluding the impact of costs that are not indicative of the level of productivity of our client staff headcount and our overall direct labor, which management believes provides useful information to our investors about our core operations. • "Adjusted Operating Income" represents operating income before acquisition and divestiture costs, financing transaction costs, and significant acquisition amortization. We prepare Adjusted Operating Income to eliminate the impact of items we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non-recurring nature or because they result from an event of a similar nature. • "Adjusted EBITDA" represents net income attributable to common stockholders before income taxes, net interest and other expense and depreciation and amortization and before certain other items, including acquisition and divestiture costs, restructuring costs, financing transaction costs, and supplemental employee benefits due to COVID-19. “Adjusted EBITDA Margin on Revenue” is calculated as Adjusted EBITDA divided by revenue. Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses is calculated as Adjusted EBITDA divided by Revenue, Excluding Billable Expenses. We prepare Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, and Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. • "Adjusted Net Income" represents net income attributable to common stockholders before: (i) acquisition and divestiture costs, (ii) financing transaction costs, (iii) significant acquisition amortization, and (iv) amortization or write-off of debt issuance costs and debt discount, in each case net of the tax effect where appropriate calculated using an assumed effective tax rate. We prepare Adjusted Net Income to eliminate the impact of items, net of tax, we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non- recurring nature or because they result from an event of a similar nature. We view Adjusted Net Income as an important indicator of performance consistent with the manner in which management measures and forecasts the Company's performance and the way in which management is incentivized to perform. • "Adjusted Diluted EPS" represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally, Adjusted Diluted EPS does not contemplate any adjustments to net income as required under the two-class method as disclosed in the footnotes to our consolidated financial statements in our Form 10-K for the fiscal year ended March 31, 2022. • "Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property, equipment and software. "Free Cash Flow Conversion" is calculated as Free Cash Flow divided by Adjusted Net Income.

23 NON-GAAP FINANCIAL INFORMATION (Unaudited) (a) Represents costs associated with the acquisition and divestiture efforts of the Company related to transactions for which the Company has entered into a letter of intent to either acquire a controlling financial interest in the target entity or divest a portion of our business. Acquisition and divestiture costs primarily include costs associated with (i) buy-side and sell-side due diligence activities, (ii) compensation expenses associated with employee retention, and (iii) legal and advisory fees primarily associated with the acquisitions of Liberty IT Solutions, LLC, Tracepoint Holdings, LLC, and EverWatch Corp., as well as the planned divestiture of our management consulting business serving the Middle East and North Africa. (b) Reflects expenses associated with debt financing activities incurred during the first quarter of fiscal 2022. (c) Amortization expense associated with acquired intangibles from significant acquisitions. Significant acquisitions include acquisitions which the Company considers to be beyond the scope of our normal operations. Significant acquisition amortization includes amortization expense associated with the acquisition of Liberty in the first quarter of fiscal 2022. (d) Reflects the combination of Interest expense and Other income (expense), net from the condensed consolidated statement of operations. (e) Reflects the tax effect of adjustments at an assumed effective tax rate of 26%, which approximates the blended federal and state tax rates, and consistently excludes the impact of other tax credits and incentive benefits realized. (f) Excludes adjustments of approximately $0.9 million and $0.5 million of net earnings for the three months ended June 30, 2022 and June 30, 2021, respectively, associated with the application of the two-class method for computing diluted earnings per share. Three Months Ended June 30, (In thousands, except share and per share data) 2022 2021 Revenue, Excluding Billable Expenses Revenue $ 2,249,600 $ 1,989,066 Less: Billable expenses 674,266 555,545 Revenue, Excluding Billable Expenses $ 1,575,334 $ 1,433,521 Adjusted Operating Income Operating Income $ 207,195 $ 141,257 Acquisition and divestiture costs (a) 5,093 66,789 Financing transaction costs (b) — 2,348 Significant acquisition amortization (c) 11,087 2,658 Adjusted Operating Income $ 223,375 $ 213,052 EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue & Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses Net income attributable to common stockholders $ 138,284 $ 92,102 Income tax expense 41,489 27,352 Interest and other, net (d) 27,613 21,803 Depreciation and amortization 40,102 27,745 EBITDA 247,488 169,002 Acquisition and divestiture costs (a) 5,093 66,789 Financing transaction costs (b) — 2,348 Adjusted EBITDA $ 252,581 $ 238,139 Adjusted EBITDA Margin on Revenue 11.2% 12.0 % Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses 16.0% 16.6 % Adjusted Net Income Net income attributable to common stockholders $ 138,284 $ 92,102 Acquisition and divestiture costs (a) 5,093 66,789 Financing transaction costs (b) — 2,348 Significant acquisition amortization (c) 11,087 2,658 Amortization and write-off of debt issuance costs and debt discount 823 887 Adjustments for tax effect (e) (4,421) (18,897) Adjusted Net Income $ 150,866 $ 145,887 Adjusted Diluted Earnings Per Share Weighted-average number of diluted shares outstanding 133,011,088 136,392,343 Adjusted Net Income Per Diluted Share (f) $ 1.13 $ 1.07 Free Cash Flow Net cash provided used in operating activities $ (45,634) $ (10,662) Less: Purchases of property, equipment, and software (13,734) (9,008) Free Cash Flow $ (59,368) $ (19,670) Free Cash Flow Conversion (39)% (13)% 23

24 FINANCIAL RESULTS – KEY DRIVERS First Quarter Fiscal 2023 – Below is a summary of the key factors driving results for the fiscal 2023 first quarter ended June 30, 2022 as compared to the prior year period: • Revenue increased 13.1% to $2.2 billion and Revenue, Excluding Billable Expenses increased 9.9% to $1.6 billion. Revenue growth was primarily driven by a combination of headcount and salary increases and higher billable expenses, partially offset by lower staff utilization. The increase in revenue also includes approximately $103.0 million of inorganic contributions related to fiscal 2022 acquisitions. • Operating income increased 46.7% to $207.2 million and Adjusted Operating Income increased 4.8% to $223.4 million. The increase was primarily driven by the same drivers benefiting revenue growth, partially offset by higher unallowable spend. The increase in Adjusted Operating Income was primarily driven by the same factors driving revenue growth. • Net income increased 49.9% to $138.1 million, Adjusted Net income increased 3.4% to $150.9 million and Net income attributable to common stockholders increased 50.1% to $138.3 million. These changes were primarily driven by the same factors as operating income and Adjusted Operating Income. Net income, Adjusted Net income and Net income attributable to common stockholders were also affected by higher interest expense, a higher effective tax rate, and higher depreciation and amortization expense due to investments in our business, technology, and infrastructure. • EBITDA increased 46.4% to $247.5 million and Adjusted EBITDA increased 6.1% to $252.6 million. These changes were due to the same factors as operating income and Adjusted Operating Income, respectively. • Diluted EPS increased to $1.03 from $0.67 and Adjusted Diluted EPS increased to $1.13 from $1.07. The changes were primarily driven by the same factors as Net Income and Adjusted Net Income, respectively, partially offset by a lower share count in the first quarter of fiscal 2023. • Net cash used in operating activities was $45.6 million for the quarter ended June 30, 2022, as compared to $10.7 million in the prior year period. Strong collections in line with revenue growth were partially offset by higher disbursements and one time payroll items associated with administrative staffing changes completed last quarter and other business transactions. Free Cash Flow was $(59.4) million for the three months ended June 30, 2022, as compared to $(19.7) million in the prior year period. Free Cash Flow was affected by the same factors affecting cash used in operating activities, as well as an increase in capital expenditures over the prior year.

BOOZ ALLEN INVESTOR & MEDIA RELATIONS CONTACTS 25 • Website: investors.boozallen.com • Contact Information: - Investor Relations Nathan P Rutledge Director & Head of Investor Relations 202-440-3943 Rutledge_Nathan@BAH.com - Media Jessica Klenk Director, Media Relations 703-377-4296 Klenk_Jessica@bah.com